                                                                     EXHIBIT III

--------------------------------------------------------------------------------









                     SHAREHOLDER PROTECTION RIGHTS AGREEMENT

                                   dated as of

                                 March 18, 1998

                                     between

                           Murfreesboro Bancorp, Inc.

                                       and

                              Bank of Murfreesboro,

                                 as Rights Agent







--------------------------------------------------------------------------------

                     SHAREHOLDER PROTECTION RIGHTS AGREEMENT

                                TABLE OF CONTENTS

ARTICLE I    CERTAIN DEFINITIONS...................................................................................
         1.1      Certain Definitions..............................................................................

ARTICLE II   THE RIGHTS............................................................................................
         2.1      Summary of Rights................................................................................
         2.2      Legend on Common Stock Certificates..............................................................
         2.3      Exercise of Rights: Separation of Rights. .......................................................
         2.4      Adjustments to Exercise Price; Number of Rights..................................................
         2.5      Date on Which Exercise is Effective..............................................................
         2.6      Execution,  Authentication, Delivery and Dating of Rights Certificates...........................
         2.7      Registration. Registration of Transfer and Exchange. ............................................
         2.8      Mutilated, Destroyed, Lost and Stolen Rights Certificates........................................
         2.9      Persons Deemed Owners............................................................................
         2.10     Delivery and Cancellation of Certificates........................................................
         2.11     Agreement of Rights Holders......................................................................

ARTICLE III  ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN
                       TRANSACTIONS................................................................................
         3.1      Flip-in..........................................................................................
         3.2      Flip-over........................................................................................

ARTICLE IV  THE RIGHTS AGENT ......................................................................................
         4.1      General..........................................................................................
         4.2      Merger or Consolidation or Change of Name of Rights Agent........................................
         4.3      Duties of Rights Agent...........................................................................
         4.4      Change of Rights Agent...........................................................................

ARTICLE V  MISCELLANEOUS...........................................................................................
         5.1      Redemption.......................................................................................
         5.2      Expiration.......................................................................................
         5.3      Issuance of New Rights Certificates..............................................................
         5.4      Supplements and Amendments.......................................................................
         5.5      Fractional Shares................................................................................
         5.6      Rights of Action.................................................................................
         5.7      Holder of Rights Not Deemed a Shareholder........................................................
         5.8      Notice of Proposed Actions.......................................................................
         5.9      Notices..........................................................................................
         5.10     Suspension of Exercisability.....................................................................
         5.11     Costs of Enforcement.............................................................................
         5.12     Successors.......................................................................................
         5.13     Benefits of this Agreement.......................................................................
         5.14     Determination and Actions by the Board of Directors, etc.........................................
         5.15     Certain Events...................................................................................

         5.16     Descriptive Headings.............................................................................
         5.17     Governing Law....................................................................................
         5.18     Counterparts.....................................................................................
         5.19     Severability.....................................................................................

                     SHAREHOLDER PROTECTION RIGHTS AGREEMENT


         SHAREHOLDER PROTECTION RIGHTS AGREEMENT (as amended from time to time, this "Agreement"), dated as of March 18, 1998, between Murfreesboro Bancorp, Inc., a Tennessee corporation (the "Company), and Bank of Murfreesboro, a Tennessee corporation, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent hereunder).

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Company has (a) authorized and declared a dividend of one right ("Right") in respect of each share of Common Stock (as hereinafter defined) held of record as of the close of business on March 18, 1998 (the "Record Time") and (b) authorized the issuance of one Right in respect of each share of Common Stock issued after the Record Time and prior to the Separation Time (as hereinafter defined) and, to the extent provided in
Section 5.3, each share of Common Stock issued after the Separation Time;

         WHEREAS, subject to the terms hereof, each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Company (or, in certain cases, of certain other entities) pursuant to the terms and subject to the conditions set forth herein; and

         WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

         NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:


                                    ARTICLE I
                               CERTAIN DEFINITIONS

         I.1 Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

         "Acquiring Person" shall mean any Person who is a Beneficial Owner of 19% or more of the outstanding shares of Common Stock; provided, however, that the term "Acquiring Person" shall not include (i) any Person who shall become the Beneficial Owner of 19% or more of the outstanding shares of Common Stock solely as a result-of an acquisition by the Company of shares of Common Stock, until such time thereafter as such Person shall become the Beneficial Owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock, or (ii) any Person who is the Beneficial Owner of 19% or more of the outstanding shares of Common Stock but who acquired Beneficial Ownership of shares of Common Stock without any plan or intention to seek or affect control of the Company, if such Person promptly enters into an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be the Beneficial Owner of 19% or more of the outstanding shares of Common Stock. In addition, the

Company, any wholly-owned Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a wholly-owned Subsidiary of the Company shall not be an Acquiring Person.

         "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as such Rule is in effect on the date of this Agreement.

         A Person shall be deemed the "Beneficial Owner", and to have "Beneficial Ownership" of, and to "Beneficially Own", any securities as to which such Person or any of such Person's Affiliates or Associates is or may be deemed to be the beneficial owner of pursuant to Rule 13d-3 and 13d-5 under the Securities Exchange Act, as such Rules are in effect on the date of this Agreement as well as any securities as to which such Person or any of such Person's Affiliates or Associates has the right to become Beneficial Owner (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner", or to have "Beneficial Ownership" of, or to "Beneficially Own", any security (i) solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered security is accepted for payment or exchange or (ii) solely because such Person or any of such Person's Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy given in response to a public proxy or consent solicitation made to more than ten holders of shares of a class of stock of the Company registered under
Section 12 of the Securities Exchange Act of 1934 and pursuant to, and in accordance with, the applicable rules and regulations under the Securities Exchange Act of 1934, except if such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Securities Exchange Act of 1934 (or any similar provision of a comparable or successor report). For purposes of this Agreement, in determining the percentage of the outstanding shares of Common Stock with respect to which a Person is the Beneficial Owner, all shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in Murfreesboro, Tennessee, are generally authorized or obligated by law or executive order to close.

         "Close of business" on any given date shall mean 5:00 p.m. Murfreesboro, Tennessee, time on such date (or, if such date is not a Business Day, 5:00 p.m. Murfreesboro, Tennessee, time on the next succeeding Business
Day) at which the Murfreesboro, Tennessee, office of the Company is open to the public.

         "Common Stock" shall mean the shares of Common Stock, par value $5.00 per share, of the Company.

         "Exchange Time" shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 3.1(c) hereof.

         "Exercise Price" shall mean, as of any date, the price which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $25.00.

         "Expiration Time" shall mean the earliest of (i) the Exchange Time,
(ii) the Redemption Time, or (iii) the close of business on the tenth-year anniversary of the Record Time.

         "Flip-in Date" shall mean the tenth business day after any Stock Acquisition Date which is not the result of a Flip-over Transaction or Event or such earlier or later date as the Board of Directors of the Company may from time to time fix by resolution adopted by a two-thirds vote prior to the Flip-in Date that would otherwise have occurred.

         "Flip-over Entity," for purposes of Section 3.2, shall mean (i) in the case of a Flip-over Transaction or Event described in clause-(i) of the definition thereof, the Person issuing any securities into which shares of Common Stock are being converted or exchanged and, if no such securities are being issued, the other party to such Flip-over Transaction or Event and (ii) in the case of a Flip-over Transaction or Event referred to in clause (ii) of the definition thereof, the Person receiving the greatest portion of the assets or earning power being transferred in such Flip-over Transaction or Event, provided in all cases if such Person is a subsidiary of a corporation, the parent corporation shall be the Flip-Over Entity.

         "Flip-over Stock" shall mean the capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other persons similarly responsible for direction of the business and affairs) of the Flip-Over Entity.

         "Flip-over Transaction or Event" shall mean a transaction or series of transactions after the time when an Acquiring Person has become such in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into any agreement with respect to any such consolidation, merger or share exchange, the Acquiring Person controls the Board of Directors of the Company and any term of or arrangement concerning the treatment of shares of capital stock in such consolidation, merger or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of the Common Stock or (ii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or
(B) generating more than 50% of the operating income or cash flow, of the Company and its Subsidiaries (taken as a whole) to any Person (other than the Company or one or more of its wholly owned Subsidiaries) or to two or more such Persons which are Affiliates or Associates or otherwise acting in concert, if, at the time of the entry by the Company (or any such Subsidiary) into an agreement with respect to such sale or transfer of assets, the Acquiring Person controls the Board of Directors of the Company.

         "Market Price" per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section
2.4 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors of the Company; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of securities on such date as determined by a two-thirds vote in good faith by the Board of Directors of the Company, after consultation with a recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.

         "Person" shall mean any individual, firm, partnership, association, group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as such Rule is in effect on the date of this Agreement), corporation or other entity.

         "Preferred Stock" shall mean the series of Participating Preferred Stock, par value $5.00 per share, of the Company created by a Certificate of Amendment and Terms in substantially the form set forth in Exhibit B hereto appropriately completed. Such Certificate of Amendment may be filed after an event has occurred which may lead to the issuance of the Preferred Stock.

         "Redemption Price" shall mean an amount equal to one cent, $0.01.

         "Redemption Time" shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1 hereof.

         "Separation Time" shall mean the close of business on the earlier of
(i) the tenth business day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted by a two-thirds vote prior to the Separation Time that would otherwise have occurred) after the date on which any Person commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person and (ii) the Flip-in Date; provided, that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time and provided further, that if any tender or exchange offer referred to in clause (i) of this paragraph is canceled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed, for purposes of this paragraph, never to have been made.

         "Stock Acquisition Date" shall mean the first date of public announcement by the Company (by any means) that an Acquiring Person has become such.

         "Subsidiary" of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity interest is Beneficially Owned, directly or indirectly, by such Person.

         "Trading Day, when used with respect to any securities, shall mean a day on which the Tennessee Stock Exchange, Inc. is open for the transaction of business or, if such securities are not listed or admitted to trading on the Tennessee Stock Exchange, Inc., a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.

                                   ARTICLE II
                                   THE RIGHTS

         II.1 Summary of Rights. As soon as practicable after the Record Time, the Company will mail a letter (or include information in its proxy materials) summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Time, at such holder's address as shown by the records of the Company.

         II.2 Legend on Common Stock Certificates. Certificates for the Common Stock issued after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

         Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of March 18, 1998 (as such may be amended from time to time, the "Rights Agreement"), between Murfreesboro Bancorp, Inc. (the "Company") and Bank of Murfreesboro, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged for shares of Common Stock or other securities or assets of the Company or a Subsidiary of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor. Certificates representing shares of Common Stock that are issued and outstanding at the Record Time shall evidence one Right for each share of Common Stock evidenced thereby notwithstanding the absence of the foregoing legend.

         II.3 Exercise of Rights: Separation of Rights.

         (1) Subject to Sections 3.1, 5.1 and 5.10 and subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time; to purchase, for the Exercise Price, one one-hundredth of a share of Preferred Stock.

         (2) Until the Separation Time, (i) no Right may be exercised and (ii) each Right will be evidenced by the certificate for the associated share of Common Stock (together, in the case of certificates issued prior to the Record Time, with the letter mailed to the record holder thereof pursuant to Section 2.1) and will be transferable only together with, and will be transferred by a transfer (whether with or without such letter) of, such associated share.

         (3) Subject to the terms hereof, after the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised and (ii) may be transferred independent of shares of Common Stock. Promptly following the Separation Time, the Rights Agent will mail to each holder of record of Common Stock as of the Separation Time (other than any Person whose Rights have become void pursuant to Section 3.1(b)), at such holder's address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (x) a certificate (a "Rights Certificate") in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and (y) a disclosure statement describing the Rights.

         (4) Subject to the terms hereof, Rights may be exercised on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an "Election to Exercise") substantially in the form attached to the Rights Certificate duly completed, accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.

         (5) Upon receipt of a Rights Certificate, with an Election to Exercise accompanied by payment as set forth in Section 2.3(d), and subject to the terms hereof, the Rights Agent will thereupon promptly (i) (A) requisition from a transfer agent stock certificates evidencing such number of shares or other securities to be purchased (the Company hereby irrevocably authorizing its transfer agents to comply with all such requisitions) and (B) if the Company elects pursuant to Section 5.5 not to issue certificates representing fractional shares, requisition from the depositary selected by the Company depositary receipts representing the fractional shares to be purchased or requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with Section 5.5 and (ii) after receipt of such certificates, depositary receipts and/or cash, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates or depositary receipts) in such name or names as may be designated by such holder.

         (6) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

         (7) The Company covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable; (ii) take all such action as may be necessary to comply with any applicable requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided that the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer of delivery of Rights Certificates or the issuance or delivery of certificates for shares in a name other than that of the holder of the Rights being transferred or exercised.

         II.4 Adjustments to Exercise Price; Number of Rights.

         (1) In the even the Company shall at any time after the Record Time and prior to the Separation Time (i) declare or pay a dividend on Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of shares of Common Stock (the "Expansion Factor") that a holder of one share of Common Stock immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the shares of Common Stock with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.

         In the event the Company shall at any time after the Record Time and prior to the Separation Time issue any shares of Common Stock otherwise than in a transaction referred to in the preceding paragraph, each such share of Common Stock so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share. To the extent provided in Section 5.3, Rights shall be issued by the Company in respect of shares of Common Stock that are issued or sold by the Company after the Separation Time.

         (2) In the event the Company shall at any time after the Record Time and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to a regular periodic cash dividend or a dividend paid solely in Common Stock) whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or share exchange), or otherwise, the Company shall make such adjustments, if any, in the Exercise Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors of the Company, in its sole discretion by a two-thirds vote, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of Rights generally, and the Company and the Rights Agent shall amend this Agreement as necessary to provide for such adjustments.

         (3) Each adjustment to the Exercise Price made pursuant to this Section
2.4 shall be calculated to the nearest cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.4, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate and (iii) mail a brief summary thereof to each holder of Rights.

         (4) Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

         II.5 Date on Which Exercise is Effective. Each person in whose name any certificate for shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

         II.6 Execution, Authentication, Delivery and Dating of Rights Certificates. (1) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

         Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

         Promptly after the Company learns of the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and, subject to Section 3.1(b), the Rights Agent shall manually countersign and deliver such Rights Certificates to the holders of the Rights pursuant to
Section 2.3(c) hereof. No Rights Certificate shall be valid for any purpose unless manually countersigned by the Rights Agent.

         (2) Each Rights Certificate shall be dated the date of countersignature thereof.

         II.7 Registration. Registration of Transfer and Exchange. (1) After the Separation Time, the Company will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights after the Separation Time as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times after the Separation Time.

         After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Section 2.7(c) and (d), the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

         (2) Except as otherwise provided in Section 3.1(b), all Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

         (3) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         (4) The Company shall not be required to register the transfer or exchange of any Rights after such Rights have become void under Section 3.1(b), been exchanged under Section 3.1(c) or been redeemed or terminated under Section 5.1;

         II.8 Mutilated, Destroyed, Lost and Stolen Rights Certificates. (1) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to Sections 3.1(b) and 5.1, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

         (2) If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to Sections 3.1(b) and 5.1 and in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

         (3) As a condition to the issuance of any new Rights Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

         (4) Every new Rights Certificate issued pursuant to this Section 2.8 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

         II.9 Persons Deemed Owners. Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, including the payment of the

Redemption Price and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated shares of Common Stock).

         II.10 Delivery and Cancellation of Certificates. All Rights Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly canceled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly canceled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates canceled as provided in this Section 2.10, except as expressly permitted by this Agreement. The Rights Agent shall destroy all canceled Rights Certificates and deliver a certificate of destruction to the Company.

         II.11 Agreement of Rights Holders. Every holder of Rights by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

         (1) prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated share of Common Stock;

         (2) after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

         (3) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

         (4) Rights beneficially owned by certain Persons will, under the circumstances set forth in Section 3.1(b), become void; and

         (5) this Agreement may be supplemented or amended from time to time pursuant to Section 2.4(b) or 5.4 hereof.

                                   ARTICLE III
                          ADJUSTMENTS TO THE RIGHTS IN
                        THE EVENT OF CERTAIN TRANSACTIONS

         III.1 Flip-in. (1) In the event that prior to the Expiration Time a Flip-in Date shall occur, the Company shall take such action as shall be necessary to ensure and provide that, except as provided in this Section 3.1, each Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof (but subject to Section 5.10), that number of shares of Common Stock having an aggregate Market Price on the Stock

Acquisition Date equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date an event of a type analogous to any of the events described in Section 2.4(a) or (b) shall have occurred with respect to the Common Stock).

         (2) Notwithstanding the foregoing, any Rights that are or were Beneficially Owned on or after the Stock Acquisition Date by an Acquiring Person or an Affiliate or Associate thereof or by any transferee, direct or indirect, of any of the foregoing shall become void and any holder of such Rights (including transferees) shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement. If any Rights Certificate is presented for assignment or exercise and the Person presenting the same will not complete the certification set forth at the end of the form of assignment or notice of election to exercise and provide such additional evidence of the identity of the Beneficial Owner and its Affiliates and Associates (or former Beneficial Owners and their Affiliates and Associates) as the Company shall reasonably request, then the Company shall be entitled conclusively to deem the Beneficial Owner thereof to be an Acquiring Person or an Affiliate or Associate thereof or a transferee of any of the foregoing and accordingly will deem the Rights evidenced thereby to be void and not transferable or exercisable.

         (3) The Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect by a two-thirds vote to exchange all (but not less than all) the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 3.1(b)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted in order to protect the interests of holders of Rights generally in the event that after the Separation Time an event of a type analogous to any of the events described in Section 2.4(a) or (b) shall have occurred with respect to the Common Stock (such exchange ratio, as adjusted from time to time, being hereinafter referred to as the "Exchange Ratio").

         Immediately upon the action of the Board of Directors of the Company electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become void pursuant to Section 3.1(b)) will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive shares of Common Stock in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become void pursuant to Section 3.1(b)) outstanding immediately prior thereto by mailing such notice in accordance with Section 5.9.

         Each Person in whose name any certificate for shares is issued upon the exchange of Rights pursuant to this Section 3.1(c) or Section 3.1(d) shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of any applicable taxes and other governmental charges payable by the holder was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

         (4) Whenever the Company shall become obligated under Section 3.1(a) or
(c) to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Preferred Stock, at a ratio of one one-hundredth of a share of Preferred Stock for each share of Common Stock so issuable.

         (5) In the event that there shall not be sufficient treasury shares or authorized but unissued shares of Common Stock or Preferred Stock of the Company to permit the exercise or exchange in full of the Rights in accordance with
Section 3.1(a) or (c), the Company shall either (i) call a meeting of stockholders seeking approval to cause sufficient additional shares to be authorized (provided that if such approval is not obtained the Company will take the action specified in clause (ii) of this sentence) or (ii) take such action as shall be necessary to ensure and provide, to the extent permitted by applicable law and any agreements or instruments in effect on the Stock Acquisition Date to which it is a party, that each Right shall thereafter constitute the right to receive, (x) at the Company's option, either (A) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) having a fair value equal to twice the Exercise Price, or
(B) without payment of consideration (except as otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the Exercise Price, or (y) if the Board of Directors of the Company elects to exchange the Rights in accordance with
Section 3.1(c), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in Date times the Exchange Ratio in effect on the Flip-in Date, where in any case set forth in (x) or (y) above the fair value of such debt or equity securities or other assets shall be as determined by a two-thirds vote in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm.

         III.2 Flip-over. (1) Prior to the Expiration Time, the Company shall not enter into any agreement with an Acquiring Person (or any of its Affiliates or Associates) with respect to, consummate or permit to occur any Flip-over Transaction or Event unless and until it shall have entered into a supplemental agreement with the Flip-over Entity, for the benefit of the holders of the Rights, providing that, upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms hereof, that number of shares of Flip-over Stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that after such date of consummation or occurrence an event of a type analogous to any of the events described in Section 2.4(a) or (b) shall have occurred with respect to the Flip-over Stock) and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to this Agreement. The provisions of this Section
3.2 shall apply to successive Flip-over Transactions or Events.

         (2) Prior to the Expiration Time, unless the Rights will be redeemed pursuant to Section 5.1 hereof in connection therewith, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or Event if at the time thereof there are any rights, warrants or securities outstanding or any other arrangements, agreements or instruments that would eliminate or otherwise diminish in any material respect the benefits intended to be afforded by this Rights Agreement to the holders of Rights upon consummation of such transaction.

                                   ARTICLE IV
                                THE RIGHTS AGENT

         IV.1 General. (1) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability.

         (2) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for securities purchasable upon exercise of Rights, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons.

         IV.2 Merger or Consolidation or Change of Name of Rights Agent. (1) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without, the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

         (2) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

         IV.3 Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following-terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

         (1) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

         (2) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

         (3) The Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct.

         (4) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for securities purchasable upon exercise of Rights or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

         (5) The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate for securities purchasable upon exercise of Rights or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.1(b) hereof) or any adjustment required under the provisions of
Section 2.4, 3.1 or 3.2 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.4 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable.

         (6) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

         (7) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.

         (8) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Stock, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

         (9) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

         IV. 4 Change of Rights Agent. The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days' notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. The Company may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Company), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of Tennessee, in good standing, having its principal office in the State of Tennessee, which is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Agreement and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $5,000,000. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                                    ARTICLE V
                                  MISCELLANEOUS

         V.1 Redemption (1) The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, elect by a two-thirds vote to redeem all (but not less than all) the then outstanding Rights at the Redemption Price and the Company, at its option, may pay the Redemption Price either in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors by a two-thirds vote, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.

         (2) Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights (or, if the resolution of the Board of Directors electing to redeem the Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 5.9.

         V.2 Expiration. The Rights and this Agreement shall expire at the Expiration Time, and no Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except, if the Rights are exchanged or redeemed, as provided in Section 3.1(c), 3.1(d), 3.1(e), 3.2 or 5.1 hereof.

         V.3 Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by a two-thirds vote by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock purchasable upon exercise of Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock by the Company following the Separation Time and prior to the Redemption Time or Expiration Time pursuant to the terms of securities convertible or redeemable into shares of Common Stock or to options, including the Option, in each case issued or granted prior to, and outstanding at, the Separation Time, the Company shall issue holders of such shares of Common Stock, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such shares of Common Stock; provided, however, in each case, (i) no such Rights Certificate shall be issued, if, and to the extent that, the Company shall be advised by counsel that such issuance would crate a significant risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued (ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and (iii) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate or Associate of an Acquiring Person or any transferee of any of the foregoing.

         V.4 Supplements and Amendments. The Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) prior to the close of the business of the Flip-in Date, in any response and (ii) after the close of business on the Flip-in Date, to make any changes that the

Company may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of Rights generally or in order to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with any other provisions herein or otherwise defective. The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company which satisfies the terms of the preceding sentence.

         V.5 Fractional Shares. If the Company elects not to issue certificates representing fractional shares upon exercise or redemption of Rights, the Company shall, in lieu thereof, in the sole discretion by a two-thirds vote of the Board of Directors, either (a) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (b) sell such shares on behalf of the holders of Right and pay to the registered holder of such Rights the appropriate fraction of price per share received upon such sale.

         V.6 Rights of Action. Subject to the terms of this Agreement (including
Section 3.1(b)), rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

         V.7 Holder of Rights Not Deemed a Shareholder. No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 5.8 hereof), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.

         V.8 Notice of Proposed Actions. In case the Company shall propose after the Separation Time and prior to the Expiration Time (i) to effect or permit (in cases where the Company's permission is required) occurrence of any Flip-in Date or Flip-over Transaction or Event or (ii) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right, in accordance with Section 5.9 hereof, a notice of such proposed action, which shall specify the Flip-in Date or the date on which such Flip-over Transaction or Event, liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 20 Business Days prior to the date of the taking of such proposed action.

         V.9 Notices. Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  Murfreesboro Bancorp, Inc.
                  615 Memorial Boulevard
                  Murfreesboro, Tennessee 37133-7000
                  Attention: Secretary

Any notice or demand authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                  Bank of Murfreesboro
                  615 Memorial Boulevard
                  Murfreesboro, Tennessee 37133-7000
                  Attention: Secretary

Notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

         V.10 Suspension of Exercisability. To the extent that the Company determines in good faith that some action will or need be taken pursuant to
Section 3.1(a), (b), (d) or (e) or to comply with federal or state securities laws, the Company may suspend the exercisability of the Rights for a period of up to ninety (90) days following the date of the occurrence of the Separation Time or the Flip-in Date in order to take such action or comply with such laws. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.9 shall not be required.

         Failure to give a notice pursuant to the provisions of this Agreement shall not affect the validity of any action taken hereunder.

         V.11 Costs of Enforcement. The Company agrees that if the Company or any other Person the securities of which are purchasable upon exercise of Rights fails to fulfill any of its obligations pursuant to this Agreement, then the Company or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce such holder's rights pursuant to any Rights or this Agreement.

         V.12 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         V.13 Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

         V.14 Determination and Actions by the Board of Directors, etc. The Board of Directors of the Company shall have the exclusive power and authority by a two-thirds vote to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors of the Company to any liability to the holders of the Rights.

         V.15 Descriptive Headings. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         V.16 Governing Law. THIS AGREEMENT AND EACH RIGHT ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF TENNESSEE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE.

         V.17 Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         V.18 Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                             MURFREESBORO BANCORP, INC.


                                             By
                                                --------------------------------
                                                  Name: William E. Rowland
                                                  Title:   President

                                             BANK OF MURFREESBORO



                                             By
                                                --------------------------------
                                                  Name: Joyce Ewell
                                                  Title: Senior Vice President

                                                                       EXHIBIT A

                          [Form of Rights Certificate]


Certificate No. W-                                         _____________ Rights

       THE RIGHTS ARE SUBJECT TO REDEMPTION OR MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR AFFILIATES OR ASSOCIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.

                               Rights Certificate


                           Murfreesboro Bancorp, Inc.

         This certifies that ___________________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Protection Rights Agreement, dated as of March 18, 1998 (as amended from time to time, the "Rights Agreement"), between Murfreesboro Bancorp, Inc., a Tennessee corporation (the "Company"), and Bank of Murfreesboro, a Tennessee corporation, as Rights Agent (the "Rights Agent", which term shall include any successor Rights-Agent under the Rights Agreement), to purchase from the Company at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the close of business on March 18, 2003, one one-hundredth of a fully paid share of Participating Preferred Stock, par value $5.00 per share (the "Preferred Stock"), of the Company (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed at the principal office of the Rights Agent in Albany. The Exercise Price shall initially be $25.00 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

         In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of an entity other than the Company or securities or assets of the Company other than Preferred Stock, all as provided in the Rights Agreement.

         This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are available without cost upon written request.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances, at its option, at a redemption price of $0.01 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock or one one-hundredth of a share of Preferred Stock per Right (or, in certain cases, other securities or assets of the Company), subject in each case to adjustment in certain events as provided in the Rights Agreement.

         No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS the facsimile signature of the proper officers of the Company.
Date:  __________________


ATTEST:

                                            By
                                                --------------------------------
         Secretary

Countersigned:

Bank of Murfreesboro

By
   -------------------------------
         Authorized Signature
                                    [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT

                   (To be executed by the registered holder if such holder desires to transfer this Rights
                                  Certificate.)

         FOR VALUE RECEIVED ___________________________________ hereby sells, assigns and transfers unto (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: __________________, 19____

Signature Guaranteed:
                                        ----------------------------------------
                                        Signature
                                        (Signature must correspond to name as
                                        written upon the face of this Rights
                                        Certificate in every particular, without alteration or enlargement or any change whatsoever)

 Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.
--------------------------------------------------------------------------------
                            (To be completed if true)




The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                        ----------------------------------------
                                        Signature

--------------------------------------------------------------------------------

                                     NOTICE

         In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

                                     [To be attached to each Rights Certificate]


                          FORM OF ELECTION TO EXERCISE

                      (To be executed if holder desires to
                        exercise the Rights Certificate.)

TO:  Murfreesboro Bancorp, Inc.

         The undersigned hereby irrevocably elects to exercise ________________ whole Rights represented by the attached Rights Certificate to purchase the shares of Participating Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:


                           Address:
                           --------------------------------------
                           Social Security or Other Taxpayer
                           Identification Number:
                                                  ----------------

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:


                           Address:
                           --------------------------------------
                           Social Security or Other Taxpayer
                           Identification Number:
                                                  ----------------
Signature Guaranteed:

                                        ----------------------------------------
                                        Signature

                                        (Signature must correspond to name as
                                        written upon the face of the attached
                                        Rights Certificate in every particular,
                                        without alteration or enlargement or any change whatsoever)

         Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.


--------------------------------------------------------------------------------
                            (To be completed if true)

         The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                        ----------------------------------------
                                        Signature

--------------------------------------------------------------------------------

                                     NOTICE

         In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

                                                                       EXHIBIT B


                              ARTICLES OF AMENDMENT
                                       OF
                                     CHARTER
                                       OF
                           MURFREESBORO BANCORP, INC.

         Under Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned Corporation hereby adopts the following Articles of Amendment to its charter:

         1. The name of the corporation is Murfreesboro Bancorp, Inc.

         2. The charter is amended, pursuant to authority vested by the charter of the Corporation in the Board of Directors, by the addition to Article 2 of the charter of the following provision:

                  A statement of the designation, number of shares, relative rights, preferences, and limitations of the first series of Preferred Stock established by the Board of Directors pursuant to the authority vested in it by Paragraph 2 is as follows:

                           (a) The distinctive serial designation of this series
                  shall be "Participating Preferred Stock" (hereinafter called "this Series"). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.

                           (b) The number of shares in this Series shall
                  initially be 50,000, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased by the Corporation shall be canceled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series. Shares of this Series may be issued in fractional shares, which fractional shares shall entitle the holder, in proportion to such holder's fractional share, to all rights of a holder of a whole share of this Series.

                           (c) The holders of full or fractional shares of this
                  Series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends, (A) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) that would be payable on such date to a holder of the Reference Package and
                  (B) on the last day of March, June, September and December in each year, in an amount per whole share of this

                  Series equal to the excess (if any) of $6.25(1) over the aggregate dividends paid per whole share of this Series during the three month period ending on such last day. Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding fifty days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date.

                           The term "Reference Package" shall initially mean 100
                  shares of Common Stock, par value $5.00 per share ("Common Stock"), of the Corporation. In the event the Corporation shall at any time after the close of business on __________________, 19_____(2) (A) declare or pay a dividend on any Common Stock payable in Common Stock, (B) subdivide any Common Stock or (C) combine any Common Stock into a smaller number of shares, then and in each such case the Reference Package after such event shall be the Common Stock that a holder of the Reference Package immediately prior to such event would hold thereafter as a result thereof.

                           Holders of shares of this Series shall not be
                  entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this Series.

                  So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to this Series as to dividends or upon liquidation, nor shall any Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation), unless, in each

--------

         (1) As may be adjusted to always be an amount equal to 1/4 of 1% of the Exercise Price divided by the number of shares of Preferred Stock purchasable upon exercise of one Right (i.e., a guaranteed 1% annualized dividend). Where a Right is exercisable for one one-hundredth of a share, this simplifies to one-fourth the Exercise Price. See definitions in the Shareholder Protection Rights Agreement ("Rights Agreement") dated March 18, 1998.

         (2) For a certificate of designation relating to shares to be issued pursuant to Section 2.3 of the Rights Agreement, insert the Separation Time. For a certificate of designation relating to shares to be issued pursuant to Section 3.1(d) of the Rights Agreement, insert the Flip-in Date.

                  case, the full cumulative dividends (including the dividend to be due upon payment of such dividend, distribution, redemption, purchase or other acquisition) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid.

                           (d) In the event of any merger, consolidation,
                  reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.

                           (e) In the event of any liquidation, dissolution or
                  winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of full and fractional shares of this Series shall be entitled, before any distribution or payment is made on any date to the holders of the Common Stock or any other stock of the Corporation ranking junior t.o this Series upon liquidation, to be paid in full an amount per whole share of this Series equal to the greater of
                  (A) $____________(3) or (B) the aggregate amount distributed or to be distributed prior to such date in connection with such liquidation, dissolution or winding up to a holder of the Reference Package (such greater amount being hereinafter referred to as the "Liquidation Preference"), together with accrued dividends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all holders of shares of this Series, the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                           In the event the assets of the Corporation available
                  for distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to the first paragraph of this Section (e), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.

                           Upon the liquidation, dissolution or winding up of
                  the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to the first paragraph of this Section (e) before any payment shall be made to the holders of Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.
----------

         (3) Insert an amount equal to 100 times the Exercise Price in effect as of the Separation Time. [Note: this footnote should remain in the final version of Exhibit B to the Rights Agreement. The blank above would actually be completed (and this footnote would be deleted) when a certificate of designation is filed after the Separation Time.]

                           For the purposes of this Section (e), the
                  consolidation or merger of, or binding share exchange by, the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

                           (f) The shares of this Series shall not be
                  redeemable.

                           (g) In addition to any other vote or consent of
                  stockholders required by law or by the charter, as amended, of the Corporation, each whole share of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and voting on such matter and shall have the number of votes thereon that a holder of the Reference Package would have.

         3. The Corporation is a for-profit corporation.

         4. The foregoing amendment of the certificate of incorporation was authorized by the Board of Directors of the corporation at a meeting duly called and held on March 18, 1998.

 Date: ______________                       MURFREESBORO BANCORP, INC.

                                            By:
                                                --------------------------------
                                                  William E. Rowland, President

                                                                       EXHIBIT C


                  SUMMARY OF SHAREHOLDER PROTECTION RIGHTS PLAN


         At a meeting on March 18, 1998, the Murfreesboro Bancorp, Inc. Board of Directors adopted a Shareholder Protection Rights Plan which is similar to plans adopted by many other bank holding companies. The purpose of the plan is to enhance the ability of the Board of Directors to deal with acquisition proposals in the best interests of shareholders.

         What follows is a summary of the major terms of the Shareholder Protection Rights Plan. A copy of the entire Plan may be obtained free of charge by contacting William E. Rowland, Bank of Murfreesboro, 615 Memorial Boulevard, Murfreesboro, Tennessee 37133, (615-890-1111).

         Distribution and Transfer of Rights; Rights Certificates: The Board has declared a dividend of one Right for each share of Common Stock outstanding on March 18, 1998. Prior to the Separation Time referred to below, the Rights will be evidenced by and trade with the Common Stock and will not be exercisable. After the Separation Time, the Company will mail Rights Certificates to shareholders, and the Rights will become transferable apart from the Common Stock.

         Separation Time: Rights will separate from the Common Stock and become exercisable following the earlier of the (i) the date of the Flip-in Trigger referred to below or (ii) the tenth business day (or such later date as the Board by a two-thirds vote may decide) after any person commenced a tender offer that would result in such person holding a total of 19% or more of the Common Stock.

         Exercise of Rights: After the Separation Time, each Right will entitle the holder to purchase, Participating Preferred Stock designed to have economic and voting terms similar to those of one share of Common Stock.

         "Flip-in" Trigger: Upon announcement that any person has acquired 19% or more of the outstanding Common Stock, then 10 days thereafter (or such earlier or later day as the Board by a two-thirds vote may decide):

         (i) Rights owned by the person acquiring such stock (an "Acquiring Person") or transferees thereof will automatically become void; and

         (ii) each other Right will automatically become a right to buy, for the Exercise Price, that a number of shares of Common Stock or Participating Preferred Stock having a market value of twice the Exercise Price.

         Exchange Option: If any person acquires between 19% and 50% of the outstanding Common Stock, the Board by a two-thirds vote may, in lieu of allowing Rights to be exercised, require each outstanding Right to be exchanged for one share of Common Stock or Participating Preferred Stock designed to have economic and voting terms similar to those of one share of Common Stock.

         "Flip-over" Trigger: After an Acquiring Person has become such, the Company may not consolidate or merge with, or sell 50% or more of its assets or earning power to, any person (a "Flip-over Transaction or Event") if at the time of such merger or sale (or agreement to do any of the foregoing) the Acquiring Person controls the Board of Directors and, in the case of a merger, will receive different treatment than all other shareholders unless proper provision is made so that each right would thereafter become a right to buy, for the Exercise Price, that number of shares of common stock of such other person having a market value of twice the Exercise Price.

         Redemption: The Rights may be redeemed by the Board by a two-thirds vote at any time until a "Flip-in" Trigger has occurred at a Redemption Price of $0.01 per Right.

         Power to Amend: The Board by a two-thirds vote may amend the Plan in any respect until a "Flip-in" Trigger has occurred. Thereafter, the Board by a two-thirds vote may amend the Plan in any respect not materially adverse to Rights holders generally.

         Expiration: The Rights will expire ten years from the date of their issuance.

                                                                      EXHIBIT IV


                           MURFREESBORO BANCORP, INC.

                  1997 STATUTORY-NONSTATUTORY STOCK OPTION PLAN

         1. Purpose. The purpose of this Murfreesboro Bancorp, Inc. 1997 Statutory-Nonstatutory Stock Option Plan (the "Plan") is to motivate Participants (as defined herein), thereby benefiting the stockholders of Murfreesboro Bancorp, Inc., a Tennessee corporation ("Corporation"). In furtherance of this purpose, the Plan is to advance the interests of Corporation by stimulating the efforts of key employees, directors and consultants, increasing their desire to continue in their employment with or services to the Corporation, assisting Corporation in competing effectively with other enterprises for the services of new employees and directors necessary for the continued improvement of operations, and to attract and retain the best possible personnel for service as employees, officers and directors of Corporation. Accordingly, the Plan is designed to promote the interests of Corporation and its stockholders, and, by facilitating stock ownership on the part of such directors, officers and employees, to encourage them to acquire a proprietary interest in Corporation and to remain in its employ and service.

         2. Definitions.

                  "Board" means the Board of Directors of Corporation.

                  "Cause, as used in Section 12 of this Plan, means the engaging by a Participant in illegal conduct that is materially and demonstrably injurious to the Corporation unless otherwise defined in an agreement between Participant and the Corporation.

                  "Change in Control" means the occurrence of any of the following:

                  (a) The Corporation has actual knowledge that any person or entity other than the Corporation, a subsidiary of the Corporation, or any employee benefit plan sponsored by the Corporation or subsidiary has acquired the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of 25% or more of the then outstanding Stock (other than upon conversion of any then outstanding Convertible Preferred Stock);

                  (b) A tender offer is made to acquire securities of the Corporation entitling the holders thereof to 25% or more of the voting power to elect directors of the Corporation;

                  (c) A solicitation subject to Rule 14a-11 under the Securities Exchange Act of 1934, as amended (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board shall be made by any person or entity other than the Corporation;

                  (d) Individuals who constitute the Board immediately prior to any meeting of stockholders (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof;

                  (e) The stockholders of the Corporation shall approve a merger, consolidation, share exchange, division or other reorganization of the Corporation as a result of which the stockholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction 51% or more of the voting power to elect directors of (i) the surviving or resulting corporation in the case of a merger or consolidation, (ii) the acquiring corporation, in the case of a share exchange, or (iii) each surviving, resulting or acquiring corporation which, immediately following such transaction, in the case of a division, holds more than 15% of the consolidated assets of the Corporation immediately preceding such transaction; or

                  (f) The stockholders of the Corporation shall approve a complete liquidation and dissolution of the Corporation or the sale or other disposition of all or substantially all of the assets of the Corporation other than to a wholly-owned subsidiary of the Corporation.

                  Notwithstanding the occurrence of any of the foregoing, the Board may determine, if it deems it to be in the best interest of the Corporation and consistent with a good faith interpretation of this Plan, that an event or events otherwise constituting a Change of Control shall not be so considered. Such determination shall be effective if it is made by the Board prior to the occurrence of an event that otherwise would be or probably will lead to a Change in Control or after such event if made by the Board a majority of which is composed of all directors who were members of the Board immediately prior to the event that otherwise would be or probably will lead to a Change in Control. Upon such determination, such event or events shall not be deemed to be a Change in Control for any purposes under this Plan.

                  "Change in Control Price" means the highest closing price per share paid for the purchase of stock in a national securities market during the ninety day period preceding the date the Change in Control occurs.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee" means the Committee or Committees chosen by the Board to administer the Plan, as provided in Section 5(a) hereof.

                  "Fair Market Value of Stock" means the closing price of the shares of Stock on a national securities exchange on which it is principally traded on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares of Stock were traded, as reported by the National Quotation Bureau, Inc. or other national quotation service. If the shares are not traded on a national securities exchange but are traded in the over-the-counter market, Fair Market Value of Stock means the closing "asked" price of the shares in the over-the-counter market on the day on which such value is to be determined or, if such "asked" price is not available, the last sales price on such day or, if no shares of Stock were traded on such day, on the next preceding day on which shares of Stock were traded, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or other national quotation service. If the Stock is traded neither on a national securities exchange nor in the over-the-counter market, the Fair Market Value of Stock shall be determined based upon such factors as the Board or Committee, as applicable, shall reasonably deem appropriate, including without limitation prices or values at which the Stock has most recently been issued to third parties or redeemed or purchased from stockholders.

                  "Incentive Stock Option" has the meaning ascribed in Section 422 of the Code.

                  "Non-Employee Director" is defined in Section 5(a).

                  "Non-Qualified Stock Option" means all Options which do not qualify as Incentive Stock Options such as those granted to Non-Employee Directors.

                  "Option" means an award of an Incentive Stock Option or Non-Qualified Stock Option pursuant to this Plan.

                  "Option Agreement" means the written instrument from the Committee to Participant describing the terms of the Option.

                  "Option Price" means the exercise price of an Option.

                  "Option Stock" or "Stock" means the common stock of Corporation.

                  "Participant" means a person to whom an Option has been granted.

         3. Effective Date of Plan; Term. The Plan is effective November 5, 1997, the date on which the Board of the Corporation approved the Plan; provided, however, the Plan shall not be effective and all Options granted pursuant to the Plan shall be null and void unless the Plan is adopted by the shareholders of the Corporation within one year following the effective date. No Options intended to be Incentive Stock Options may be granted after the tenth anniversary of the effective date of the Plan.

         4. Shares Subject to the Plan. The aggregate number of shares of Stock available for grant under the Plan is 90,000 subject to adjustments as provided in Section 9 herein. The Committee may allocate the Options between Options which are Incentive Stock Options and Options which are Non-Qualified Stock Options as the Committee determines in its sole discretion. Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held in the treasury of Corporation. In the event that, prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated or surrendered without being exercised, in whole or in part, the number of shares theretofore subject to such Option or the unexercised or terminated portion thereof, shall be added to the remaining number of shares of Stock available for grant as an Option under the Plan, including a grant to a former holder of such Option, upon such terms and conditions as the Committee shall determine, which terms may be more or less favorable than those applicable to such former Option.

         5. Administration of the Plan by the Committee.

                  (a) The Committee. The Plan shall be administered by the Committee, whose members shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The members of the Committee shall be non-employee directors of the Corporation within the meaning of Rule 16b-3(b)(3) of the United States Securities and Exchange Commission (or any successor rule) ("Non-Employee Directors"). The Board, in its discretion, may appoint separate committees consisting of Non-Employee Directors to administer the Incentive Stock Options and the Non-Qualified Stock Options. No member of the Committee shall be liable for any action taken, or determination made, hereunder in good faith. Service on the Committee shall constitute service as a director of Corporation so that members of the Committee shall be entitled to indemnification and reimbursement as directors of Corporation pursuant to its Charter and Bylaws. The Committee may take action only upon the agreement of a majority of the entire Committee. Any action which the Committee takes through a written instrument signed by a majority of its members shall be as effective as though taken at a meeting duly called and held.

                  (b) Powers of the Committee. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it and make all determinations it deems necessary or advisable for the administration of the Plan. The powers of the Committee shall include plenary authority to administer and interpret the Plan, and subject to the provisions hereof, to determine the persons to whom Options shall be granted, the number of shares subject to each Option, the terms and provisions of each Option, and the date on which Options shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered by such Participants, or classes of Participants, their present and potential contributions to Corporation's success and such other factors as the Committee, in its discretion, shall deem relevant. Any interpretation of Options intended to be Incentive Stock Options shall be made in such a manner that they continue to be Incentive Stock Options. Accordingly, the Committee shall determine, as soon as practicable after the effective date of the Plan and at any time and from time to time thereafter, (i) the persons who are eligible, (ii) the number of shares of Stock which an eligible person may purchase pursuant to an Option, (iii) the price of each share of Stock subject to the Option and (iv) the terms on which each share of Stock subject to the Option may be purchased.

                  (c) Conclusiveness of Determinations. Any action taken by the Committee or by the Board with respect to the implementation, interpretation, or administration of the Plan shall be final, conclusive and binding. The Committee's determinations under the Plan, including, without limitation, determinations as to the persons to receive awards, the terms and provisions of such awards and the agreements evidencing the same, need not be uniform and may be made by it selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

         6. Options.

                  (a) Grant of Options. Incentive Stock Options and Non-Qualified Stock Options may be granted under the Plan by the Committee for the purchase of Stock. Options shall be subject to such terms and conditions, shall be exercisable at such times, and shall be evidenced by such form of written option agreement between Participant and Corporation, as the Committee shall determine; provided, that such determinations are not inconsistent with the other provisions of the Plan. The Committee shall have authority to grant Options exercisable in whole or in part at any time during their term. Option Agreements need not be identical.

                  (b) Restrictions on the Grant of Incentive Stock Options. No Option intended to be an Incentive Stock Option shall be granted to any person owning, within the meaning of Sections 422 and 424 of the Code, Stock of Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Corporation unless the provisions of Section 7(a) and (b) hereof are complied with. In any one calendar year, no individual shall receive Options to purchase Stock under any plan of Corporation intended to be Incentive Stock Options to the extent that the Stock subject to such Options exercisable for the first time by an individual during any calendar year has an aggregate Fair Market Value (determined at the time the Options are granted) in excess of $100,000.

                  (c) Persons Eligible to Receive Options. The persons who shall be eligible to receive Options granted hereunder intended to be Incentive Stock Options shall be those key employees and officers of Corporation who are selected by the Committee from time to time. Persons designated by the Committee who are eligible to receive Non-Qualified Options hereunder need not be employees of Corporation, and generally will be non-employee directors or advisory directors of

Corporation. A Participant may hold more than one Option. The Committee shall determine the terms for payment by each Participant for his shares of Option Stock. Such terms shall be set forth in the Option Agreement. The terms for payment so set by the Committee may vary from one Participant to another.

         7. Terms and Exercise of Options.

                  (a) Option Price. The Option Price to be paid by Participant to Corporation upon exercise of the Option shall be determined by the Committee on the date of the grant of the Option and shall be set forth in the Option Agreement. No Option shall have an Option Price less than the Fair Market Value of the Stock on the date of the grant. If any Option intended to be an Incentive Stock Option is granted to any person holding Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Corporation, the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of the grant.

                  (b) Term. Each Option granted under the Plan shall be exercisable only during a term commencing on the date when the Option was granted and ending (unless the Option shall have terminated earlier under other provisions of the Plan) on a date to be fixed by the Committee, but not later than ten (10) years from the date of grant in the case of any Option intended to be an Incentive Stock Option, subject to the following limitations:

                           (i) any Option intended to be an Incentive Stock Option which is granted to any person possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Corporation shall be exercisable not later than five (5) years from the date of grant; and

                           (ii) any Option intended to be an Incentive Stock Option may not be exercisable more than three (3) months after Participant ceases to be an employee of Corporation.

                  (c) Death or Disability. Upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of a Participant holding a Non-Qualified Stock Option, in the absence of terms in the Option Agreement to the contrary, the Option may be exercised, to the extent not previously exercised, by Participant's legal representative, the legatees of the Option under Participant's Will or the distributees of the Option under the applicable laws of descent and distribution until the Termination Date, but only to the extent that the Option would otherwise have been exercisable by Participant. Upon the death of a Participant holding an Incentive Stock Option, in the absence of terms in the Option Agreement to the contrary, the Option may be exercised, to the extent not previously exercised, by Participant's legal representative, the legatees of the Option under Participant's Will or the distributees of the Option under the applicable laws of descent and distribution until the Termination Date, but only to the extent that the Option would otherwise have been exercisable by Participant. Upon the disability of a Participant holding an Incentive Stock Option, the Option may be exercised by Participant or Participant's legal representative, to the extent not previously exercised, until the earlier of the termination date for such Option or the date occurring one year from the date of the termination of Participant's employment due to disability.

                  (d) Exercise of Options. Options shall be exercised by delivering or mailing to the Committee (i) a notice and "investment letter" in the form prescribed by the Committee, specifying the number of shares to be purchased; and (ii) a check payable to Corporation or such other medium of payment as the Committee shall approve, in an amount equal to the Option Price plus any withholding tax required by law as determined by Corporation. Upon receipt of each of the foregoing, Corporation shall promptly deliver to Participant a certificate or certificates for the Stock purchased, without charge to Participant for issue or transfer tax. The stock certificate may, at the request of Participant, be issued in Participant's name and the name of another person as joint tenants with the right of survivorship, provided that any restrictions upon such Stock shall apply equally to such joint tenant. In the event that such shares are not registered under the Securities Act of 1933, such certificates shall bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES ACT ("STATE ACTS"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SHARES ARE REGISTERED UNDER SUCH ACT AND EACH RELEVANT STATE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO CORPORATION IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT NECESSARY.

                  (e) Transferability of Options. No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except that an Option may be transferred upon the death of a Participant as provided by Participant's Will or the applicable laws of descent or distribution. No Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect. Notwithstanding the provisions of this Section, a Participant, at any time prior to his death, may assign all or any portion of a Non-Qualified Stock Option to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse and lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Section 501(c)(3) of the Code. In such event, the permitted transferee will be entitled to all of the rights of Participant with respect to the assigned portion of such Non-Qualified Stock Option, and such portion of the Non-Qualified Stock Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement, immediately prior to the effective date of the assignment. Any such assignment will be permitted only if (i) Participant does not receive any consideration therefore, and (ii) the assignment is expressly permitted by the applicable Option Agreement, as approved by the Committee. Any such assignment shall be evidenced by a written document executed by Participant, and a copy thereof shall be delivered to Corporation prior to the assignment.

                  (f) Stockholders' Agreement. The exercise of an Option shall be conditioned upon Participant executing, if so requested by Corporation, a Stockholders' Agreement. All Stock issued to a Participant pursuant to an Option shall be subject to any applicable Stockholders' Agreement previously entered into by such Participant. Any legend required by any such agreement shall be placed on the certificates evidencing the Stock.

                  (g) Obligation to Exercise Option. The granting of an Option shall impose no obligation upon a Participant to exercise such Option.

         8. Participant's Rights. No person shall have the rights of a stockholder by virtue of an Option except with respect to Stock actually issued to the stockholder, and issuance of Stock shall confer no retroactive rights to dividends. Nothing in the Plan or any Option Agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue as a member of the Board of Corporation or affect any right which Corporation may have to remove such Participant as a director of Corporation. Nothing in this Plan or in any Option Agreement shall confer upon any employee any right to continue in the employ of Corporation or interfere in any way with the right of Corporation to terminate his employment at any time.

         9. Adjustments. In the event of the declaration of any stock dividend on the Stock or in the event of any reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of Stock, or like adjustment, the number of shares of Stock and the class of shares of Stock available pursuant to the Plan, and the Option Prices, shall be adjusted by appropriate changes in the Plan and in any Option Agreement outstanding pursuant to the Plan. Any such adjustment to the Plan or to Option Agreements or Option Prices shall be made by action of the Committee, whose determination shall be conclusive; provided, however, that each Option granted pursuant to the Plan intended to be an Incentive Stock Option shall be so adjusted as to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of stock, or like adjustment which results in substantially all the shares of the Stock of Corporation being exchanged for, or converted into cash or other property, the Committee shall have the right to terminate the Plan as of the date of the exchange or conversion in which case the Options shall convert into the right to receive such cash or property net of the exercise price of the Options.

         10. Termination, Suspension or Amendment of Plan. The Committee may at any time terminate, suspend or amend the Plan, except that the Committee shall not, without the authorization of the holders of a majority of the Stock voted at a stockholders' meeting duly called and held, change any provisions (other than those adjustments for changes in capitalization as hereinbefore provided) which determine (a) the aggregate number of shares for which Options may be granted under the Plan or to any person; (b) the classes of persons eligible for Options; or (c) the duration of the Plan.

         11. Postponement of Exercise. The Committee may postpone any exercise of a Option for such time as the Committee may deem necessary in order to permit Corporation (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Stock issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to (A) list such shares of Stock on a stock exchange if shares of Stock are then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Stock, including any rules or regulations of any stock exchange on which the shares of Stock are listed, or
(iii) to determine that such shares of Stock and the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; and Corporation shall not be obligated by virtue of any terms and conditions of any Option Agreement or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares of Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement shall not extend the terms of an Option and neither Corporation nor its directors or officers shall have any obligation or liability to any Participant or to any other person with respect to any shares of Stock as to which the Option shall lapse because of such postponement.

         12. Changes in Control.

                  (a) Change in Control Followed by Employment Termination. In the event that a Change in Control shall occur and an employee Participant's employment shall terminate within twelve months after the Change in Control (except as provided in the next sentence), then (i) all unexercised Options (whether or not vested or then exercisable) shall automatically become one hundred percent vested and exercisable immediately, (ii) no other terms, conditions, restrictions or limitations shall be imposed upon any of such Options after such date, and in no circumstance shall an Option be forfeited on or after such date and (iii) all such Options shall be valued on the basis of the greater of the Change in Control Price or the Fair Market Value on the date of such termination, and such value shall promptly be paid to such Participant in cash by the Corporation or its successor. The foregoing shall not apply if employment termination is due to (i) death, (ii) disability entitling the Participant to benefits under the Corporation's or its successor's long-term disability plan, (iii) Cause or (iv) resignation (other than (A) resignation from a declined reassignment to a job that is not reasonably equivalent in responsibility or compensation or that is not in the same geographic area, or (B) resignation within 30 days following a reduction in base pay).

                  (b) Automatic Acceleration and Cash-Out. Upon a Change in Control that results directly or indirectly in the Stock (or the stock of any successor to the Corporation received in exchange for Stock) ceasing to be publicly traded in a national securities market, (i) all unexercised Options (whether or not vested) shall automatically become one hundred percent vested and exercisable immediately, (ii) no other terms, conditions, restrictions or limitations shall be imposed on any such Options after such date, and in no circumstances shall an Option be forfeited on or after such date, and (iii) all such Options shall be valued on the basis of the Change in Control Price, and such value shall promptly be paid to the Participants in cash by the Company or its successor.

                  (c) Miscellaneous. Upon a Change in Control, no action, including, without limitation, the amendment, suspension or termination of the Plan, shall be taken that would adversely affect the rights of any Participant or the operation of the Plan with respect to any Option to which a Participant may have become entitled hereunder on or prior to the date of the Change in Control or to which such Participant may become entitled as a result of such Change in Control.

                  (d) Section 16 Insiders. Notwithstanding anything to the contrary herein, any Participant who is subject to the reporting requirements of the Exchange Act with respect to the Corporation, who on the date of the Change in Control holds Options that have been outstanding for a period of less than six months from their date of grant, shall not be paid the consideration described in Section 12(b) above until the first day next following the end of such six-month period.

         12. Application of Proceeds. The proceeds received by Corporation from the sale of its Stock under the Plan shall be used for general corporate purposes.

         13. Elimination of Fractional Shares. If under any provision of the Plan that requires a computation of the number of shares of Stock subject to an Option, the number so computed is not a whole number of shares of Stock, such number of shares of Stock shall be rounded down to the next whole number.

         14. Validity. In the event that any provision of the Plan or any related agreement is held to be invalid, void or unenforceable, the Board shall have the right to declare the entire Plan void and unenforceable, taking such action as shall be deemed to be in the best interest of the stockholders of Corporation.

         15. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

         16. Governing Law. All questions pertaining to the validity, construction and administration of the Plan and Options granted hereunder shall be determined in conformity with the laws of the State of Tennessee.